UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2012

RAMCO-GERSHENSON PROPERTIES TRUST
(Exact name of registrant as specified in its Charter)

Maryland	1-10093	13-6908486
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

31500 Northwestern Highway, Suite 300, Farmington Hills, Michigan	48334
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(248) 350-9900

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K filed on February 14, 2012.  The Quarterly Financial and Operating Supplement filed as Exhibit 99.2 contained an inadvertent formula error on page 26.  The schedule has been corrected in this Form 8-K/A and an additional footnote disclosure has been added.

This Amendment No. 1 on Form 8-K/A is being filed for the sole purpose of correcting page 26 of the Quarterly Financial and Operating Supplement filed as Exhibit 99.2.  Except as set forth above, no other modifications to the Original Form 8-K are being made nor have there been updates to reflect events occurring subsequent to the original filing date.

Section 2 – Financial Information

Item 2.02.          Results of Operations and Financial Condition.

Item 7.01.          Regulation FD Disclosure.

Item 9.01(d)       Exhibits

99.1	Press release of Ramco-Gershenson Properties Trust dated February 14, 2012. *

99.2	Quarterly Financial and Operating Supplement Package of Ramco-Gershenson Properties Trust for the three and twelve months ended December 31, 2011.

* Previously filed on Form 8-K dated February 14, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAMCO-GERSHENSON PROPERTIES TRUST

Date: February 15, 2012	By:	/s/ Gregory R. Andrews
Gregory R. Andrews
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Ramco-Gershenson Properties Trust dated February 14, 2012. *

99.2	Quarterly Financial and Operating Supplement Package of Ramco-Gershenson Properties Trust for the three and twelve months ended December 31, 2011.

*Previously filed on Form 8-K dated February 14, 2012

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